SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 11, 2004

EL POLLO LOCO, INC.

(Exact name of registrant as specified in charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-115486	33-0377527
(Commission File Number)	(IRS Employer Identification No.)

3333 Michelson Drive, Suite 550

Irvine, California 92612

(Address of principal executive offices)

(949) 399-2000

(Registrant’s telephone number, including area code)

NO CHANGE

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On August 11, 2004, El Pollo Loco, Inc. issued a press release setting forth its results for its fiscal quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Exhibit Index

99	Press release dated August 11, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL POLLO LOCO, INC.

Date: August 11, 2004	By:	/s/ Joseph Stein
	Name:	Joseph Stein
	Title:	Chief Financial Officer